Exhibit 99.2

Exhibit A

LENDER PROCESSING SERVICES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Earnings

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2013	2012	2013	2012
	(In thousands, except per share data)
Revenues	$418,981	$497,451	$1,359,522	$1,496,622
Expenses:
Operating expenses	316,923	361,351	1,006,923	1,099,538
Depreciation and amortization	25,870	24,241	78,596	71,608
Legal and regulatory charges	2,445	—	54,011	144,476
Exit costs, impairments and other charges	10,334	—	12,035	—

Total expenses	355,572	385,592	1,151,565	1,315,622

Operating income	63,409	111,859	207,957	181,000

Other income (expense):
Interest income	554	463	1,698	1,365
Interest expense	(13,014)	(16,112)	(39,611)	(48,969)
Other income (expense), net	(79)	14	212	173

Total other income (expense)	(12,539)	(15,635)	(37,701)	(47,431)
Earnings from continuing operations before income taxes	50,870	96,224	170,256	133,569
Provision for income taxes	15,421	35,892	59,589	59,860

Net earnings from continuing operations	35,449	60,332	110,667	73,709
Earnings (loss) from discontinued operations, net of tax	31	(2,028)	(2,173)	(6,164)

Net earnings	$35,480	$58,304	$108,494	$67,545

Net earnings per share—diluted from continuing operations	$0.41	$0.71	$1.29	$0.87
Net loss per share—diluted from discontinued operations	—	(0.02)	(0.02)	(0.07)

Net earnings per share—diluted	$0.41	$0.69	$1.27	$0.80

Weighted average shares outstanding—diluted	85,984	84,948	85,569	84,774

Exhibit B

LENDER PROCESSING SERVICES, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(Unaudited)

	September 30,	December 31,
	2013	2012
	(In thousands)
Assets
Current assets:
Cash and cash equivalents	$203,207	$236,241
Trade receivables, net of allowance for doubtful accounts	233,322	274,783
Other receivables	6,344	3,800
Prepaid expenses and other current assets	37,216	41,541
Deferred income taxes	88,090	127,742

Total current assets	568,179	684,107

Property and equipment, net	121,542	126,633
Computer software, net	272,714	245,271
Other intangible assets, net	18,978	23,670
Goodwill	1,109,304	1,109,304
Other non-current assets	281,808	256,849

Total assets	$2,372,525	$2,445,834

Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of long-term debt	$40,125	$—
Trade accounts payable	39,658	38,901
Accrued salaries and benefits	72,848	107,984
Legal and regulatory accrual	86,563	223,149
Other accrued liabilities	152,766	169,458
Deferred revenues	58,270	58,868

Total current liabilities	450,230	598,360

Deferred revenues	27,382	24,987
Deferred income taxes, net	189,825	174,303
Long-term debt, net of current portion	1,028,000	1,068,125
Other non-current liabilities	32,909	37,163

Total liabilities	1,728,346	1,902,938

Stockholders’ equity:
Preferred stock $0.0001 par value; 50 million shares authorized, none issued at September 30, 2013 and December 31, 2012	—	—
Common stock $0.0001 par value; 500 million shares authorized, 97.4 million shares issued at September 30, 2013 and December 31, 2012	10	10
Additional paid-in capital	249,145	250,016
Retained earnings	776,654	694,148
Accumulated other comprehensive loss	(3,106)	(3,079)
Treasury stock at cost; 12.1 million and 12.5 million shares at September 30, 2013 and December 31, 2012, respectively	(378,524)	(398,199)

Total stockholders’ equity	644,179	542,896

Total liabilities and stockholders’ equity	$2,372,525	$2,445,834

Exhibit C

LENDER PROCESSING SERVICES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Nine months ended September 30,
	2013	2012
	(In thousands)
Cash flows from operating activities:
Net earnings	$108,494	$67,545
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	78,580	73,407
Amortization of debt issuance costs	3,141	3,317
Asset impairment charges	785	3,812
Gain on sale of discontinued operations	—	(6,688)
Deferred income taxes, net	54,630	776
Stock-based compensation cost	20,777	19,520
Income tax effect of equity compensation	(917)	(494)
Changes in assets and liabilities, net of effects of acquisitions:
Trade receivables	41,304	27,543
Other receivables	(2,544)	(1,748)
Prepaid expenses and other assets	(11,162)	(18,512)
Deferred revenues	1,798	10,605
Accounts payable, accrued liabilities and other liabilities	(187,281)	124,487

Net cash provided by operating activities	107,605	303,570

Cash flows from investing activities:
Additions to property and equipment	(20,208)	(16,109)
Additions to capitalized software	(65,909)	(56,088)
Purchases of investments, net of proceeds from sales	(8,094)	(17,604)
Acquisition of title plants and property records data	(18,484)	(33,600)
Acquisitions, net of cash acquired	—	(12,250)
Proceeds from sales of discontinued operations, net of cash distributed	—	16,206

Net cash used in investing activities	(112,695)	(119,445)

Cash flows from financing activities:
Debt service payments	—	(72,082)
Exercise of stock options and restricted stock vesting	(2,186)	(1,792)
Income tax effect of equity compensation	917	494
Dividends paid	(25,723)	(25,384)
Payment of contingent consideration related to acquisitions	(952)	(2,000)

Net cash used in financing activities	(27,944)	(100,764)

Net (decrease) increase in cash and cash equivalents	(33,034)	83,361
Cash and cash equivalents, beginning of period	236,241	77,355

Cash and cash equivalents, end of period	$203,207	$160,716

Supplemental disclosures of cash flow information:
Cash paid for interest	$30,398	$54,774

Cash paid for taxes	$6,956	$46,853

Exhibit D

LENDER PROCESSING SERVICES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL INFORMATION—UNAUDITED

(In thousands)

	YEAR-TO-DATE		QUARTER							YEAR ENDED
	Q3-2013	Q3-2012	Q3-2013	Q2-2013	Q1-2013	Q4-2012	Q3-2012	Q2-2012	Q1-2012	12/31/2012
1. Revenues—Continuing Operations
Technology, Data and Analytics:
Technology	$523,286	$503,790	$168,596	$177,265	$177,425	$174,110	$173,985	$168,515	$161,290	$677,900

Servicing Technology	346,552	331,207	113,621	117,264	115,667	114,818	111,572	111,284	108,351	446,025
Default Technology	100,959	101,790	30,911	33,425	36,623	34,762	36,163	34,051	31,576	136,552
Origination Technology	75,775	70,793	24,064	26,576	25,135	24,530	26,250	23,180	21,363	95,323
Data and Analytics	47,735	43,803	14,795	16,735	16,205	15,202	15,009	14,767	14,027	59,005

Total	571,021	547,593	183,391	194,000	193,630	189,312	188,994	183,282	175,317	736,905

Transaction Services:
Origination Services	442,785	451,548	120,927	157,433	164,425	173,934	154,057	150,741	146,750	625,482
Default Services	345,585	499,473	114,597	117,427	113,561	137,783	154,394	179,618	165,461	637,256

Total	788,370	951,021	235,524	274,860	277,986	311,717	308,451	330,359	312,211	1,262,738

Corporate	131	(1,992)	66	20	45	—	6	(264)	(1,734)	(1,992)

Total Revenue	$1,359,522	$1,496,622	$418,981	$468,880	$471,661	$501,029	$497,451	$513,377	$485,794	$1,997,651

Revenue Growth from Prior Year Period
Technology, Data and Analytics:
Technology	3.9%	9.4%	-3.1%	5.2%	10.0%	8.0%	11.2%	10.4%	6.6%	9.1%

Servicing Technology	4.6%	5.4%	1.8%	5.4%	6.8%	7.2%	4.0%	7.3%	4.9%	5.9%
Default Technology	-0.8%	17.6%	-14.5%	-1.8%	16.0%	3.0%	28.3%	16.6%	8.3%	13.5%
Origination Technology	7.0%	18.9%	-8.3%	14.7%	17.7%	20.3%	25.3%	17.1%	13.7%	19.2%
Data and Analytics	9.0%	0.2%	-1.4%	13.3%	15.5%	6.3%	7.8%	-2.6%	-4.2%	1.7%

Total	4.3%	8.6%	-3.0%	5.8%	10.4%	7.8%	11.0%	9.2%	5.7%	8.4%

Transaction Services:
Origination Services	-1.9%	22.7%	-21.5%	4.4%	12.0%	14.8%	15.7%	42.4%	13.8%	20.4%
Default Services	-30.8%	-17.3%	-25.8%	-34.6%	-31.4%	-26.0%	-19.9%	-9.4%	-22.4%	-19.4%

Total	-17.1%	-2.2%	-23.6%	-16.8%	-11.0%	-7.7%	-5.3%	8.6%	-8.8%	-3.6%

Corporate	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m

Total Revenue	-9.2%	1.7%	-15.8%	-8.7%	-2.9%	-2.1%	0.6%	9.1%	-4.1%	0.7%

Revenue Growth from Sequential Period
Technology, Data and Analytics:
Technology	3.9%	9.4%	-4.9%	-0.1%	1.9%	0.1%	3.2%	4.5%	0.0%	9.1%

Servicing Technology	4.6%	5.4%	-3.1%	1.4%	0.7%	2.9%	0.3%	2.7%	1.2%	5.9%
Default Technology	-0.8%	17.6%	-7.5%	-8.7%	5.4%	-3.9%	6.2%	7.8%	-6.4%	13.5%
Origination Technology	7.0%	18.9%	-9.5%	5.7%	2.5%	-6.6%	13.2%	8.5%	4.7%	19.2%
Data and Analytics	9.0%	0.2%	-11.6%	3.3%	6.6%	1.3%	1.6%	5.3%	-1.9%	1.7%

Total	4.3%	8.6%	-5.5%	0.2%	2.3%	0.2%	3.1%	4.5%	-0.1%	8.4%

Transaction Services:
Origination Services	-1.9%	22.7%	-23.2%	-4.3%	-5.5%	12.9%	2.2%	2.7%	-3.2%	20.4%
Default Services	-30.8%	-17.3%	-2.4%	3.4%	-17.6%	-10.8%	-14.0%	8.6%	-11.2%	-19.4%

Total	-17.1%	-2.2%	-14.3%	-1.1%	-10.8%	1.1%	-6.6%	5.8%	-7.6%	-3.6%

Corporate	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m

Total Revenue	-9.2%	1.7%	-10.6%	-0.6%	-5.9%	0.7%	-3.1%	5.7%	-5.1%	0.7%

Exhibit E

LENDER PROCESSING SERVICES, INC. AND SUBSIDIARIES

NON-GAAP FINANCIAL INFORMATION—UNAUDITED

(In thousands, except per share data)

	YEAR-TO-DATE		QUARTER							YEAR ENDED
	Q3-2013	Q3-2012	Q3-2013	Q2-2013	Q1-2013	Q4-2012	Q3-2012	Q2-2012	Q1-2012	12/31/2012
1. Operating Results—Continuing Operations
Consolidated
Revenues	$1,359,522	$1,496,622	$418,981	$468,880	$471,661	$501,029	$497,451	$513,377	$485,794	$1,997,651

Operating Income (Loss), as reported	207,957	181,000	63,409	45,120	99,428	51,935	111,859	(24,065)	93,206	232,935
Adjustments:
Legal, Regulatory and Other Charges (1)	66,046	144,476	12,779	53,267	—	58,401	—	144,476	—	202,877

Operating Income, as adjusted	274,003	325,476	76,188	98,387	99,428	110,336	111,859	120,411	93,206	435,812
Depreciation and Amortization	78,596	71,608	25,870	26,652	26,074	25,136	24,241	23,453	23,914	96,744

EBITDA, as adjusted	$352,599	$397,084	$102,058	$125,039	$125,502	$135,472	$136,100	$143,864	$117,120	$532,556

Operating Margin, as adjusted	20.2%	21.7%	18.2%	21.0%	21.1%	22.0%	22.5%	23.5%	19.2%	21.8%
EBITDA Margin, as adjusted	25.9%	26.5%	24.4%	26.7%	26.6%	27.0%	27.4%	28.0%	24.1%	26.7%
Technology, Data and Analytics
Revenues	$571,021	$547,593	$183,391	$194,000	$193,630	$189,312	$188,994	$183,282	$175,317	$736,905

Operating Income, as reported	168,768	166,396	49,058	59,506	60,204	51,971	58,318	56,003	52,075	218,367
Adjustments:
Legal, Regulatory and Other Charges (1)	501	—	386	115	—	2,827	—	—	—	2,827

Operating Income, as adjusted	169,269	166,396	49,444	59,621	60,204	54,798	58,318	56,003	52,075	221,194
Depreciation and Amortization	61,665	55,269	20,453	20,880	20,332	19,730	18,726	17,997	18,546	74,999

EBITDA, as adjusted	$230,934	$221,665	$69,897	$80,501	$80,536	$74,528	$77,044	$74,000	$70,621	$296,193

Operating Margin, as adjusted	29.6%	30.4%	27.0%	30.7%	31.1%	28.9%	30.9%	30.6%	29.7%	30.0%
EBITDA Margin, as adjusted	40.4%	40.5%	38.1%	41.5%	41.6%	39.4%	40.8%	40.4%	40.3%	40.2%
Transaction Services
Revenues	$788,370	$951,021	$235,524	$274,860	$277,986	$311,717	$308,451	$330,359	$312,211	$1,262,738

Operating Income, as reported	132,598	194,504	31,565	50,516	50,517	65,892	65,651	76,603	52,250	260,396
Adjustments:
Legal, Regulatory and Other Charges (1)	6,061	—	5,486	575	—	1,531	—	—	—	1,531

Operating Income, as adjusted	138,659	194,504	37,051	51,091	50,517	67,423	65,651	76,603	52,250	261,927
Depreciation and Amortization	14,243	13,339	4,541	4,842	4,860	4,498	4,531	4,408	4,400	17,837

EBITDA, as adjusted	$152,902	$207,843	$41,592	$55,933	$55,377	$71,921	$70,182	$81,011	$56,650	$279,764

Operating Margin, as adjusted	17.6%	20.5%	15.7%	18.6%	18.2%	21.6%	21.3%	23.2%	16.7%	20.7%
EBITDA Margin, as adjusted	19.4%	21.9%	17.7%	20.3%	19.9%	23.1%	22.8%	24.5%	18.1%	22.2%
Corporate and Other
Revenues	$131	$(1,992)	$66	$20	$45	$—	$6	$(264)	$(1,734)	$(1,992)

Operating Loss, as reported	(93,409)	(179,900)	(17,214)	(64,902)	(11,293)	(65,928)	(12,110)	(156,671)	(11,119)	(245,828)
Adjustments:
Legal, Regulatory and Other Charges (1)	59,484	144,476	6,907	52,577	—	54,043	—	144,476	—	198,519

Operating Loss, as adjusted	(33,925)	(35,424)	(10,307)	(12,325)	(11,293)	(11,885)	(12,110)	(12,195)	(11,119)	(47,309)
Depreciation and Amortization	2,688	3,000	876	930	882	908	984	1,048	968	3,908

EBITDA, as adjusted	$(31,237)	$(32,424)	$(9,431)	$(11,395)	$(10,411)	$(10,977)	$(11,126)	$(11,147)	$(10,151)	$(43,401)

Exhibit E—Continued

LENDER PROCESSING SERVICES, INC. AND SUBSIDIARIES

NON-GAAP FINANCIAL INFORMATION—UNAUDITED

(In thousands, except per share data)

	YEAR-TO-DATE		QUARTER							YEAR ENDED
	Q3-2013	Q3-2012	Q3-2013	Q2-2013	Q1-2013	Q4-2012	Q3-2012	Q2-2012	Q1-2012	12/31/2012
2. Net Earnings—Reconciliation
Net Earnings (Loss)	$108,494	$67,545	$35,480	$19,084	$53,930	$2,814	$58,304	$(37,880)	$47,121	$70,359
Adjustments—Continuing Operations:
Legal, Regulatory and Other Charges, net (1)	41,158	100,624	7,599	33,559	—	34,676	—	100,624	—	135,300

Total Adjustments to Continuing Operations	41,158	100,624	7,599	33,559	—	34,676	—	100,624	—	135,300

Adjustments—Discontinued Operations:
Impairment, Restructuring and Disposal Charges, net	1,079	—	—	1,079	—	2,494	—	—	—	2,494

Total Adjustments to Discontinued Operations	1,079	—	—	1,079	—	2,494	—	—	—	2,494

Adjustments—Non-operating:
Debt Refinancing Charges, net (2)	—	—	—	—	—	15,445	—	—	—	15,445
Income Tax Adjustments (3)	—	—	—	—	—	5,621	—	—	—	5,621

Total Non-operating Adjustments	—	—	—	—	—	21,066	—	—	—	21,066

Net Earnings, as adjusted	150,731	168,169	43,079	53,722	53,930	61,050	58,304	62,744	47,121	229,219
Purchase Accounting Amortization, net (4)	3,430	5,866	951	912	1,567	1,712	1,712	1,733	2,421	7,578

Adjusted Net Earnings	$154,161	$174,035	$44,030	$54,634	$55,497	$62,762	$60,016	$64,477	$49,542	$236,797

Adjusted EPS—Continuing Operations	$1.82	$2.11	$0.51	$0.65	$0.66	$0.74	$0.72	$0.79	$0.60	$2.85
Adjusted EPS—Discontined Operations	(0.02)	(0.05)	—	(0.01)	(0.01)	—	(0.01)	(0.03)	(0.01)	(0.05)

Adjusted EPS—Consolidated	$1.80	$2.06	$0.51	$0.64	$0.65	$0.74	$0.71	$0.76	$0.59	$2.80

Diluted Weighted Average Shares	85,569	84,774	85,984	85,560	85,144	85,106	84,948	84,578	84,567	84,857

3. Cash Flow—Reconciliation
Cash Flows from Operating Activities:
Net Earnings (Loss)	$108,494	$67,545	$35,480	$19,084	$53,930	$2,814	$58,304	$(37,880)	$47,121	$70,359
Adjustments to reconcile net earnings to net cash provided by operating activities:
Non-cash adjustments	156,996	93,650	29,204	37,379	90,413	24,978	49,196	7,022	37,432	118,628
Working capital adjustments	(157,885)	142,375	36,445	47,554	(241,884)	103,100	(21,816)	158,693	5,498	245,475

Net cash provided by operating activities	107,605	303,570	101,129	104,017	(97,541)	130,892	85,684	127,835	90,051	434,462
Capital expenditures included in investing activities	(86,117)	(72,197)	(30,679)	(27,298)	(28,140)	(41,131)	(22,220)	(26,258)	(23,719)	(113,328)

Free Cash Flow	21,488	231,373	70,450	76,719	(125,681)	89,761	63,464	101,577	66,332	321,134
Payment of Legal, Regulatory and Other Charges, net (5)	161,678	21,434	(14,454)	947	175,185	2,491	5,746	13,335	2,353	23,925

Adjusted Free Cash Flow	$183,166	$252,807	$55,996	$77,666	$49,504	$92,252	$69,210	$114,912	$68,685	$345,059

Adjusted Free Cash Flow Per Diluted Share	$2.14	$2.99	$0.65	$0.91	$0.58	$1.08	$0.82	$1.36	$0.81	$4.07

Diluted Weighted Average Shares	85,569	84,774	85,984	85,560	85,144	85,106	84,948	84,578	84,567	84,857

Notes:

(1)	Reflects the impact of charges taken on various legal and regulatory matters, as well severance, asset impairment and facility lease impairment charges.
(2)	Charge related to the refinancing of our bonds and senior credit facilities during 2012.
(3)	Primarily reflects the impact of non-cash adjustments related to equity forfeitures from severance and restructuring initiatives.
(4)	Purchase accounting amortization, net represents the periodic amortization of intangible assets acquired through business acquisitions primarily relating to customer lists, trademarks and non-compete agreements.
(5)	Reflects the impact of payments, less applicable taxes, for adjustments included in item 2. “Net Earnings—Reconciliation” of the GAAP to non-GAAP reconciliation.